                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) (October 27, 2003) October 29, 2003
                                                 -------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

            KANSAS                    0-22760                 48-1099142
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

15301 West 109th Street, Lenexa, Kansas                          66219
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code         (913)-647-0158
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.       Other Events.

          Elecsys Corporation (the "Company") received a letter (the "Letter")
from the American Stock Exchange (the "Amex" or "Exchange") Staff stating that the Company does not meet all of the Exchange's continued listing standards as set forth in Part 10 of the Amex Company Guide. The Company will submit a plan to the Amex Listings Qualifications Department (the "Department") setting forth definitive actions that the management expects will bring the Company into conformity with the Exchange's continued listing standards within an agreed upon period subsequent to receipt of the Letter. The Company's common stock will continue to trade on the Exchange pending the Department decision. The Company has issued a press release disclosing this information.

Item 7.        Financial Statements and Exhibits.

      (c) EXHIBIT. The following exhibits are filed herewith:

      99.1        Press Release dated October 29, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: October 29, 2003                  ELECSYS CORPORATION

                                                      /s/ Todd A. Daniels
                                                 -------------------------------
                                                 By:  Todd A. Daniels,
                                                      Vice President and Chief
                                                      Financial Officer